                                                                   EXHIBIT 24.01


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date:  April 24, 1998                /s/ Gerald W. Haddock
       --------------                ---------------------
                                     Gerald W. Haddock
                                     President, Chief Executive Officer and
                                     Trust Manager




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.


Date: April 24, 1998                 /s/ Richard E. Rainwater
      --------------                 ------------------------
                                     Richard E. Rainwater
                                     Trust Manager and Chairman of the Board

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                        /s/ John C. Goff
      --------------                        ----------------
                                            John C. Goff
                                            Trust Manager and Vice Chairman
                                            of the Board




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                               /s/ Anthony M. Frank
      --------------                               --------------------
                                                   Anthony M. Frank
                                                   Trust Manager

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                              /s/ Morton H. Meyerson
      --------------                              ----------------------
                                                  Morton H. Meyerson
                                                  Trust Manager






                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                       /s/ William F. Quinn
      --------------                       --------------------
                                           William F. Quinn
                                           Trust Manager

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                             /s/ Paul E. Rowsey, III
      --------------                             -----------------------
                                                 Paul E. Rowsey, III
                                                 Trust Manager



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.





Date: April 24, 1998                            /s/ Melvin Zuckerman
      --------------                            --------------------
                                                Melvin Zuckerman
                                                Trust Manager